News
For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863                                    For Immediate Release

DENTSPLY International Reports Third Quarter 2014 Results

•	Adjusted earnings per diluted share grew 9% to a third quarter record of $0.62

•	Adjusted operating margin expanded 80 basis points to 18.7% from 17.9%

•	Operating cash flow increased 17% to $148 million for the third quarter and grew 42% to $368 million through nine months

York, PA - October 29, 2014 - DENTSPLY International Inc. (NASDAQ: XRAY) today announced sales and earnings for the three months ended September 30, 2014.

Third Quarter Results
Net sales in the third quarter of 2014 of $708 million increased 0.6% from $704 million in the third quarter of 2013. Net sales, excluding precious metals content, of $682 million increased 1.8% from $669 million in the third quarter of 2013.

Net income attributable to DENTSPLY International for the third quarter of 2014 was $75 million, or $0.52 per diluted share, compared to $80 million, or $0.55 per diluted share in the third quarter of 2013. Adjusted earnings per diluted share (a non-GAAP measure) increased 9% to a third quarter record $0.62 per diluted share from $0.57 per diluted share in the third quarter of 2013. A reconciliation of the non-GAAP measure to earnings per share calculated on a GAAP basis is provided in the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated “We are pleased to deliver improved sales and earnings performance in the third quarter while operating in global market conditions that are generally stable. Our results reflect the significant opportunity we have at DENTSPLY to create value by leveraging our global cost structure and redirecting resources to the areas of greatest growth potential. Looking ahead, we see further opportunity to drive more efficient cash generation as we execute our plan to expand margins while also improving return on invested capital. With the performance to date, we are updating our full year outlook, calling for adjusted earnings per diluted share in the range of $2.49 to $2.53.”

Additional Information
A conference call is scheduled to begin today at 8:30 a.m. (Eastern Time). Supplemental materials for reference during the call will be available for download in the investor relations section of DENTSPLY's web site, at www.dentsply.com. Investors can access a webcast of the call via a link on DENTSPLY’s web site at www.dentsply.com. In order to participate in the call, dial (888) 312-3047 for domestic calls, or (719) 325-2100 for international calls. The Conference ID # is 8189257. During the call, participants will be able to discuss third quarter 2014 results with DENTSPLY’s Chairman and Chief Executive Officer, Bret Wise, President and Chief Financial Officer, Chris Clark, and Executive Vice President and Chief Operating Officer, Jim Mosch.

For those unable to listen to the live conference call, a rebroadcast will be available online at the DENTSPLY web site, and a dial-in replay will be available for one week following the call at (888) 203-1112 (for domestic calls) or (719) 457-0820 (for international calls), Replay Passcode # 8189257.

DENTSPLY International Inc. is a leading manufacturer and distributor of dental and other consumable medical device products. The Company believes it is the world’s largest manufacturer of consumable dental products for the professional dental market. For over 110 years, DENTSPLY’s commitment to innovation and professional collaboration has enhanced its portfolio of branded consumables and small equipment. Headquartered in the United States, the Company has global operations with sales in more than 120 countries. Visit www.dentsply.com for more information about DENTSPLY and its products.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties. Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental and medical markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions with respect to dental and medical products, outcome of litigation and/or governmental enforcement actions, volatility in the capital markets or changes in our credit ratings, continued support of our products by influential dental and medical professionals, our ability to successfully integrate acquisitions, risks associated with foreign currency exchange rates, risks associated with our competitors’ introduction of generic or private label products, our ability to accurately predict dealer and customer inventory levels, our ability to successfully realize the benefits of any cost reduction or restructuring efforts, our ability to obtain a supply of certain finished goods and raw materials from third parties and changes in the general economic environment that could affect the business. Changes in such assumptions or factors could produce significantly different results.

For additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements, please refer to the Company’s most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-US GAAP Financial Measures
In addition to the results reported in accordance with US GAAP, the Company provides adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share. The Company discloses adjusted net income attributable to DENTSPLY International to allow investors to evaluate the performance of the Company’s operations exclusive of certain items that impact the comparability of results from period to period and certain large non-cash charges related to purchased intangible assets. The Company believes that this information is helpful in understanding underlying operating trends and cash flow generation. The adjusted net income attributable to DENTSPLY International consists of net income attributable to DENTSPLY International adjusted to exclude the impact of the following:

(1) Acquisition related costs. These adjustments include costs related to integrating recently acquired businesses and specific costs related to the consummation of the acquisition process. These costs are irregular in timing and as such may not be indicative of past and future performance of the Company and are therefore excluded to allow investors to better understand underlying operating trends.

(2) Restructuring and other costs. These adjustments include both costs and income that are irregular in timing, amount and impact to the Company’s financial performance. As such, these items may not be indicative of past and future performance of the Company and are therefore excluded for the purpose of understanding underlying operating trends.
(3) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets. Beginning in 2011, the Company began recording large non-cash charges related to the values attributed to purchased intangible assets. These charges have been excluded from adjusted net income attributed to DENTSPLY International to allow investors to evaluate and understand operating trends excluding these large non-cash charges.
(4) Income related to credit risk and fair value adjustments. These adjustments include both the cost and income impacts of adjustments in certain assets and liabilities that are recorded through net income which are due solely to the changes in fair value and credit risk. These items can be variable and driven more by market conditions than the Company’s operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
(5) Certain fair value adjustments related to an unconsolidated affiliated company. This adjustment represents the fair value adjustment of the unconsolidated affiliated company’s convertible debt instrument held by the Company. The affiliate is accounted for under the equity method of accounting. The fair value adjustment is driven by open market pricing of the affiliate’s equity instruments, which has a high degree of variability and may not be indicative of the operating performance of the affiliate or the Company.
(6) Income tax related adjustments. These adjustments include both income tax expenses and income tax benefits that are representative of income tax adjustments mostly related to prior periods, as well as the final settlement of income tax audits. These adjustments are irregular in timing and amount and may significantly impact the Company’s operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
Adjusted earnings per diluted common share is calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average common shares outstanding. Adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share are considered measures not calculated in accordance with US GAAP, and therefore are non-US GAAP measures. These non-US GAAP measures may differ from other companies. Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective tax rate. The non-US GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2014	2013	2014	2013

Net sales	$708,240	$704,018	$2,203,579	$2,197,112
Net sales, excluding precious metal content	681,584	669,425	2,101,665	2,058,029

Cost of products sold	320,176	327,601	996,841	1,017,539

Gross profit	388,064	376,417	1,206,738	1,179,573
% of Net sales	54.8%	53.5%	54.8%	53.7%
% of Net sales, excluding precious metal content	56.9%	56.2%	57.4%	57.3%

Selling, general and administrative expenses	275,980	269,165	859,943	852,763

Restructuring and other costs	2,503	2,231	4,538	5,065

Operating income	109,581	105,021	342,257	321,745
% of Net sales	15.5%	14.9%	15.5%	14.6%
% of Net sales, excluding precious metal content	16.1%	15.7%	16.3%	15.6%

Net interest and other expense	12,065	10,885	32,602	40,337

Income before income taxes	97,516	94,136	309,655	281,408

Provision for income taxes	21,283	13,187	69,831	39,599

Equity in net (loss) income of
unconsolidated affiliated company	(967)	(83)	(1,624)	320

Net income	75,266	80,866	238,200	242,129
% of Net sales	10.6%	11.5%	10.8%	11.0%
% of Net sales, excluding precious metal content	11.0%	12.1%	11.3%	11.8%

Less: Net (loss) income attributable to noncontrolling interests	(7)	1,015	56	3,366

Net income attributable to DENTSPLY International	$75,273	$79,851	$238,144	$238,763

% of Net sales	10.6%	11.3%	10.8%	10.9%
% of Net sales, excluding precious metal content	11.0%	11.9%	11.3%	11.6%

Earnings per common share:
Basic	$0.53	$0.56	$1.68	$1.67
Dilutive	$0.52	$0.55	$1.65	$1.65

Cash dividends declared per common share	$0.06625	$0.06250	$0.19875	$0.18750

Weighted average common shares outstanding:
Basic	141,766	142,421	141,869	142,705
Dilutive	144,286	144,698	144,289	144,952

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2014	2013
Assets

Current Assets:

Cash and cash equivalents	$97,652	$74,954
Accounts and notes receivable-trade, net	476,856	472,802
Inventories, net	422,485	438,559
Prepaid expenses and other current assets, net	260,708	157,487
Total Current Assets	1,257,701	1,143,802

Property, plant and equipment, net	606,924	637,172
Identifiable intangible assets, net	710,112	795,323
Goodwill, net	2,160,696	2,281,596
Other noncurrent assets, net	148,628	220,154

Total Assets	$4,884,061	$5,078,047

Liabilities and Equity

Current liabilities	$734,569	$796,405
Long-term debt	1,165,566	1,166,178
Deferred income taxes	215,482	238,394
Other noncurrent liabilities	272,200	299,096
Total Liabilities	2,387,817	2,500,073

Total DENTSPLY International Equity	2,495,108	2,535,053
Noncontrolling interests	1,136	42,921
Total Equity	2,496,244	2,577,974

Total Liabilities and Equity	$4,884,061	$5,078,047

DENTSPLY INTERNATIONAL INC.
(In thousands)

Supplemental Summary Cash Flow Information:

Nine Months Ended September 30, 2014 and 2013

	Nine Months Ended September 30,
	2014	2013

Net Cash Provided by Operating Activities	$367,780	$258,266
Net Cash Used in Investing Activities	$76,405	$161,891
Net Cash Used in Financing Activities	$264,371	$124,650

Depreciation	$63,048	$61,545
Amortization	$36,430	$34,700
Capital Expenditures	$73,025	$73,500
Cash Dividends Paid	$27,927	$25,895

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported US GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-US GAAP financial measures.

Three Months Ended September 30, 2014
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$109,581	16.1%
Amortization of Purchased Intangible Assets	11,894	1.8%
Restructuring and Other Costs	3,692	0.5%
Acquisition-Related Activities	2,066	0.3%
Adjusted Non-US GAAP Operating Income	$127,233	18.7%

Three Months Ended September 30, 2013
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$105,021	15.7%
Amortization of Purchased Intangible Assets	11,237	1.7%
Restructuring and Other Costs	2,285	0.3%
Acquisition-Related Activities	1,173	0.2%
Adjusted Non-US GAAP Operating Income	$119,716	17.9%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported US GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-US GAAP financial measures.

Nine Months Ended September 30, 2014
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$342,257	16.3%
Amortization of Purchased Intangible Assets	36,430	1.7%
Restructuring and Other Costs	5,880	0.3%
Acquisition-Related Activities	5,619	0.2%
Adjusted Non-US GAAP Operating Income	$390,186	18.5%

Nine Months Ended September 30, 2013
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$321,745	15.6%
Amortization of Purchased Intangible Assets	34,652	1.7%
Restructuring and Other Costs	5,343	0.3%
Acquisition-Related Activities	4,442	0.2%
Adjusted Non-US GAAP Operating Income	$366,182	17.8%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported US GAAP net income attributable to DENTSPLY International and on a per common share basis to the non-US GAAP financial measures.

Three Months Ended September 30, 2014
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$75,273	$0.52
Amortization of Purchased Intangible Assets, Net of Tax	8,417	0.06
Restructuring and Other Costs, Net of Tax	2,524	0.02
Acquisition-Related Activities, Net of Tax	1,394	0.01
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	817	0.01
Income Tax-Related Adjustments	595	—
Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	243	—
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$89,263	$0.62

Three Months Ended September 30, 2013
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$79,851	$0.55
Amortization of Purchased Intangible Assets, Net of Tax	7,851	0.06
Restructuring and Other Costs, Net of Tax	1,961	0.01
Acquisition-Related Activities, Net of Tax	744	0.01
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	(488)	—
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(829)	(0.01)
Income Tax-Related Adjustments	(6,882)	(0.05)
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$82,208	$0.57

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported US GAAP net income attributable to DENTSPLY International and on a per common share basis to the non-US GAAP financial measures.

Nine Months Ended September 30, 2014
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$238,144	$1.65
Amortization of Purchased Intangible Assets, Net of Tax	25,648	0.18
Restructuring and Other Costs, Net of Tax	4,112	0.03
Acquisition-Related Activities, Net of Tax	3,740	0.02
Income Tax-Related Adjustments	3,536	0.02
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	15	—
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(792)	—
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$274,403	$1.90

Nine Months Ended September 30, 2013
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$238,763	$1.65
Amortization of Purchased Intangible Assets, Net of Tax	24,229	0.17
Restructuring and Other Costs, Net of Tax	4,462	0.03
Acquisition-Related Activities, Net of Tax	2,843	0.02
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	2,702	0.02
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(1,347)	(0.01)
Income Tax-Related Adjustments	(18,388)	(0.13)
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$253,264	$1.75

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported US GAAP effective tax rate as a percentage of income before income taxes to the non-US GAAP financial measure.

Three Months Ended September 30, 2014
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$97,516	$(21,283)	21.8%
Amortization of Purchased Intangible Assets	11,894	(3,477)
Acquisition-Related Activities	3,692	(1,168)
Restructuring and Other Costs	2,066	(672)
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	1,331	(514)
Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company	32	(10)
Income Tax-Related Adjustments	—	595
As Adjusted - Non-US GAAP Operating Results	$116,531	$(26,529)	22.8%

Three Months Ended September 30, 2013
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$94,136	$(13,187)	14.0%
Amortization of Purchased Intangible Assets	11,237	(3,386)
Restructuring and Other Costs	2,285	(324)
Acquisition-Related Activities	1,173	(429)
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(8)	2
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	(794)	306
Income Tax-Related Adjustments	—	(6,882)
As Adjusted - Non-US GAAP Operating Results	$108,029	$(23,900)	22.1%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported US GAAP effective tax rate as a percentage of income before income taxes to the non-US GAAP financial measure.

Nine Months Ended September 30, 2014
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$309,655	$(69,831)	22.6%
Amortization of Purchased Intangible Assets	36,430	(10,782)
Restructuring and Other Costs	5,880	(1,768)
Acquisition-Related Activities	5,619	(1,879)
Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company	170	(52)
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	24	(9)
Income Tax-Related Adjustments	—	3,536
As Adjusted - Non-US GAAP Operating Results	$357,778	$(80,785)	22.6%

Nine Months Ended September 30, 2013
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$281,408	$(39,599)	14.1%
Amortization of Purchased Intangible Assets	34,652	(10,423)
Restructuring and Other Costs	5,343	(881)
Acquisition-Related Activities	4,442	(1,599)
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	4,401	(1,699)
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(20)	6
Income Tax-Related Adjustments	—	(18,388)
As Adjusted - Non-US GAAP Operating Results	$330,226	$(72,583)	22.0%